BAY VIEW CAPITAL CORPORATION

           5,759,733 SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE

                           PLACEMENT AGENCY AGREEMENT

                                November 5, 1999


Friedman, Billings, Ramsey & Co., Inc.
1001 19th Street North
Arlington, Virginia 22209

Ladies and Gentlemen:

     Bay View Capital Corporation, a Delaware corporation (the "Company"), proposes to issue and sell up to 1,417,282 shares (the "Company Shares") of its common stock, par value $0.01 per share (the "Common Stock""), and FMAX Holdings, L.L.C. (the "Selling Stockholder"), proposes to sell up to 4,342,451 shares of Common Stock (the "Selling Stockholder Shares" and together with the Company Shares, the "Shares") to certain investors (collectively, the "Investors"). The Company and the Selling Stockholder desire to engage you as placement agent (the "Placement Agent") in connection with such issuance and sale. The Common Stock is more fully described in the Prospectus (as hereinafter defined).

     The Company and the Selling Stockholder hereby confirm their respective agreements with the Placement Agent as follows:

     1.   Agreement to Act as Placement Agent.

     (a) On the basis of the respective representations, warranties and agreements of the Company and the Selling Stockholder herein contained and subject to the terms and conditions of this Agreement, the Placement Agent agrees to act, on a best efforts basis, as the Company's and the Selling Stockholder's exclusive Placement Agent in connection with the issuance and sale by the Company and the Selling Stockholder of the Company Shares and the Selling Stockholder Shares to the Investors. Each of the Company and the Selling Stockholder shall pay to the Placement Agent a fee (the "Placement Fee") of $0.25 per share sold by the Company and the Selling Stockholder, respectively, as set forth on the cover page of the Prospectus (as hereinafter defined). The obligations of the Company and the Selling Stockholder to pay their proportionate share of the Placement Fee shall be several and not joint. The Company, the Selling Stockholder and the Placement Agent agree that payment of the Placement Fee may be effected by the Placement Agent's retention of a portion of the purchase price paid by the Investors for the Shares sold equal in amount to the Placement Fee.

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     (b) None of the Company Shares shall be placed by the Placement Agent to
Investors unless and until all of the Selling Stockholder Shares have been sold in the manner contemplated by this Agreement.

     (c) Notwithstanding anything to the contrary herein, the Company shall not under any circumstances be obligated to sell any of the Company Shares.

     2. Delivery and Payment. Delivery of and payment for the Shares shall be made at the office of Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209, at 10:00 a.m. local time on November 10, 1999, or at such other location, and time and date as shall be agreed upon, such time and date being herein referred to as the "Closing Date," each of the Investors purchasing Shares on such Closing Date will deposit, by wire transfer of immediately available funds, an amount equal to the Public Offering Price per Share as shown on the cover page of the Prospectus multiplied by the number of Shares purchased by it into an account designated by the Selling Stockholder or the Company, as applicable, and the Selling Stockholder and the Company shall deliver the Shares sold to the Investors.

     Certificates evidencing the Shares sold shall be in definitive form and shall be registered in such names and in such denominations as the Placement Agent shall request by written notice to each of the Company and the Selling Stockholder. Notwithstanding the foregoing, as an alternative, the parties may collectively agree that the Shares sold will be delivered in book-entry form through the facilities of The Depository Trust Company.

     3. Representations and Warranties of the Company. The Company represents and warrants to and covenants with the Placement Agent and the Selling Stockholder that:

     (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-83199) for the registration of the Shares under the Securities Act of 1933, as amended (the "Act"). The registration statement, as amended, at the time it was declared effective, is herein referred to as the "Registration Statement." The prospectus included in the Registration Statement at the time was declared effective by the Commission is hereinafter called the "Prospectus," except that if any prospectus filed by the Company with the Commission pursuant to Rule 424(b) under the Act or any other such prospectus used in connection with the offering of the Shares (whether or not required to be filed by the Company with the Commission pursuant to Rule 424(b) under the Act) differs from the prospectus on file at the time the Registration Statement is or was declared effective by the Commission, the term "Prospectus" shall refer to such differing prospectus from and after the time such prospectus is filed with the Commission or transmitted to the Commission for filing pursuant to such Rule 424(b) or from and after the time it is first used. References to the Registration Statement and the Prospectus include all information incorporated therein by reference.

     (b) The Registration Statement has been declared effective under the Act, and no post-effective amendment to the Registration Statement has been filed with the Commission as of the date of this Agreement. No stop order suspending the effectiveness of the Registration

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Statement has been issued and no proceeding for that purpose has been instituted or, to the Company's knowledge, threatened by the Commission.

     (c) No order preventing or suspending the use of the Prospectus has been issued by the Commission.

     (d) The Registration Statement and the Prospectus conform in all material respects to the requirements of the Act and the rules and regulations thereunder. Neither the Registration Statement, as of its effective date and the date of any amendment thereto, nor the Prospectus contains any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Placement Agent or the Selling Stockholder, expressly for use in the preparation thereof. The Company, the Placement Agent and the Selling Stockholder agree that the information under the caption "Selling Stockholder," the first, fourth and fifth paragraphs and the first line in the table immediately following the fifth paragraph under the caption "Plan of Distribution" and the number of Selling Stockholder Shares to be sold appearing elsewhere in the Prospectus constitute the only information provided in writing by the Selling Stockholder and that the information under the caption "Plan of Distribution" constitutes the only information provided in writing by the Placement Agent.

     (e) The documents of the Company incorporated by reference in the Registration Statement and the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Registration Statement and the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (f) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, supervised by the Board of Governors of the Federal Reserve System (the "FRB"). Each subsidiary ("Subsidiary") of the Company has been duly incorporated or organized, is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, has the corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus. All outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, and are owned, directly or indirectly, by the Company free and

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clear of all liens, encumbrances and security interests, except as disclosed in the Registration Statement and Prospectus. No options, warrants or other rights to purchase, agreements or other obligations to issue, or other rights to convert any obligations into, shares of capital stock or ownership interests in any of the Subsidiaries are outstanding.

     (g) All of the issued and outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, were offered and sold in compliance with all federal and state securities laws, and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. Neither the filing of the Registration Statement nor the registration of the Shares gives rise to any rights for or relating to the registration of any capital stock or other securities of the Company. The Company has an authorized and outstanding capitalization as set forth in the Company's financial statements incorporated by reference into Registration Statement and the Prospectus.

     (h) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity and, with respect to Section 8 hereof, by the public policy underlying the federal or state securities laws. The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under: (x) any statute, any indenture, mortgage, deed of trust, loan agreement, lease, franchise, license or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any property or assets of the Company or any Subsidiary is subject or any order, rule, regulation, order, agreement or decree of any court or governmental agency or body having jurisdiction over the Company or any Subsidiary or any of the properties of the Company or any Subsidiary, or (y) the Company's or any Subsidiary's charter or bylaws. No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, including the issuance or sale of the Company Shares except such as may be required under the Act, all of which have been obtained or made, and under state securities or blue sky laws. The Company has full power and authority to enter into this Agreement, and to authorize, issue and sell the Company Shares, as contemplated by this Agreement.

     (i) The financial statements, together with the related notes and schedules, contained or incorporated by reference in the Registration Statement and Prospectus present fairly the consolidated financial position, results of operations, stockholders' equity and cash flows of the Company and its consolidated Subsidiaries on the basis stated therein at the indicated dates and for the indicated periods. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as expressly stated therein, and all adjustments necessary for a fair presentation of results for such periods have been made, except as otherwise stated therein. The selected financial and

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statistical data included in the Registration Statement present fairly the information shown therein on the basis stated in the Registration Statement and have been compiled on a basis consistent with the financial statements presented therein.

     (j) There is no action or proceeding pending or, to the knowledge of the Company, threatened or contemplated against the Company or any Subsidiary before any court or administrative or regulatory agency which, if determined adversely to the Company or such Subsidiary would, individually or in the aggregate, result in a material adverse change in the business or financial condition, results of operations or stockholders' equity of the Company and its Subsidiaries taken as a whole, except as set forth in the Registration Statement or the Prospectus.

     (k) There are no contracts or documents of the Company or any Subsidiary that are required by the Act or by the rules and regulations thereunder to be filed as exhibits to the Registration Statement or any document incorporated by reference therein which contracts or documents have not been so filed.

     (l) The Company and the Subsidiaries have good and marketable title to all properties and assets reflected as owned in the financial statements hereinabove described (or as described as owned in the Prospectus), in each case free and clear of all liens, encumbrances and defects, except such as are described in the Prospectus or do not substantially affect the value of such properties and assets and do not materially interfere with the use made and proposed to be made of such properties and assets by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries.

     (m) Since the respective dates as of which information is given in the Registration Statement, as it may be amended or supplemented, (A) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the financial condition of the Company and the Subsidiaries taken as a whole, or the business affairs, management, financial condition, stockholders' equity or results of operations of the Company and the Subsidiaries taken as a whole, (B) there has not been any transaction not in the ordinary course of business entered into by the Company or any of the Subsidiaries which is material to the Company and the Subsidiaries taken as a whole, other than transactions described or contemplated in the Registration Statement and the Prospectus, (C) the Company and the Subsidiaries have not incurred any material liabilities or obligations, which are not in the ordinary course of business or which could result in a material reduction in the future earnings of the Company and the Subsidiaries taken as a whole, other than transactions described in the Registration Statement and the Prospectus (D) the Company and the Subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance, (E) there has not been any change in the capital stock of the Company or the Subsidiaries (other than the merger with Franchise Mortgage Acceptance Company or upon the exercise of options and

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warrants described in the Registration Statement), or any material increase in the short-term or long-term debt of the Company and the Subsidiaries taken as a whole, and (F) there has not been any declaration or payment of any dividends or any distributions of any kind with respect to the capital stock of the Company or the Subsidiaries other than any dividends or distributions described or contemplated in the Registration Statement and the Company's regular quarterly common stock dividend.

     (n) Neither the Company nor any of the Subsidiaries is in violation of its respective charter or bylaws and neither the Company nor any of the Subsidiaries is in violation of or otherwise in default under any statute, or any rule, regulation, order, supervisory agreement, judgment, decree or authorization of any court or governmental or administrative agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties, or any indenture, mortgage, deed of trust, loan agreement, lease, franchise, license or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them are bound or to which any property or assets of the Company or any of the Subsidiaries is subject, which violation or default would have a material adverse effect on the business, financial condition, results of operations and stockholders' equity of the Company and the Subsidiaries taken as a whole.

     (o) The Company has all necessary federal or state approvals to own the stock of the Subsidiaries. Neither the Company nor any Subsidiary has received notice of any proceeding or action relating specifically to the Company or the Subsidiaries for the revocation or suspension of any such consent, authorization, approval, order, license, certificate or permit or any other action or proposed action by any regulatory authority having jurisdiction over the Company or the Subsidiaries that would have a material adverse effect on the Company and the Subsidiaries taken as a whole.

     (p) Deloitte & Touche LLP, who have certified certain of the financial statements filed with the Commission as part of the Registration Statement, and KPMG LLP are each independent public accountants with respect to the Company as required by the Act and the rules and regulations thereunder.

     (q) The Common Stock has been duly registered under Section 12(b) of the Exchange Act, and the Common Stock is listed on the New York Stock Exchange (the "NYSE") under the symbol "BVC."

     (r) The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than the Prospectus or other materials permitted by the Act to be distributed by the Company.

     (s) The deposit accounts of the Bay View Bank, N.A. are insured by the Federal Deposit Insurance Corporation (the "FDIC") to the fullest extent provided by law. No proceeding for the termination of such insurance is pending or, to the knowledge of the Company, is threatened. Neither the Company nor any Subsidiary has received or is subject to any directive, order or supervisory agreement or arrangement from the Office of the Comptroller

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of the Currency (the "OCC"), the FDIC, or any other regulatory authority, to make any material change in the method of conducting their respective businesses that has not been complied with in all material respects.

     (t) The Company and the Subsidiaries have filed all federal, state, local and foreign tax returns or reports required to be filed (including extensions), and have paid all taxes indicated by said returns or reports and all assessments received by it or any of them to the extent that such taxes have become due and payable (including extensions), except where the Company and the Subsidiaries are contesting in good faith such taxes and assessments.

     (u) The Company and each of the Subsidiaries owns or licenses all patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and other similar rights necessary for the conduct of their businesses as described in the Prospectus, except where the failure to so own would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole. The Company has no knowledge of any infringement by it or the Subsidiaries of any patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets or other similar rights of others, and neither the Company nor any of the Subsidiaries has received any notice or claim of conflict with the asserted rights of others with respect to any of the foregoing.

     (v) Neither the Company nor any of the Subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or an "investment adviser" within the meaning of the Investment Advisers Act of 1940, as amended.

     (w) Other than as contemplated by this Agreement and as disclosed in the Registration Statement, the Company has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     (x) No report or application filed by the Company or any of its Subsidiaries with the OCC, the FDIC, the FRB or any other regulatory authority, as of the date it was filed or amended, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading when made or failed to comply in all material respects with the applicable requirements of the OCC, the FRB or any other regulatory authority, as the case may be.

     (y) The Company meets all of the requirements for the use of Form S-3 to register the Shares under the Act.

     (z) The Company has not disclosed any material adverse information concerning its business, operations, financial condition or business prospects to the Selling Stockholder, which information the Company has not previously made available to the public.


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     4. Representations, Warranties and Covenants of the Selling Stockholder.
The Selling Stockholder represents, warrants and covenants to the Company and to the Placement Agent that:

     (a) The Selling Stockholder is, and at the Closing Date will be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with corporate power and authority to own, lease and operate its properties and to conduct its business.

     (b) The Selling Stockholder has all corporate power and authority to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it. All authorizations and consents necessary for the execution and delivery by the Selling Stockholder of this Agreement have been given. This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and constitutes a valid and binding agreement of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws.

     (c) The Selling Stockholder now has, and at the time of delivery thereof hereunder will have, good and marketable title to the Selling Stockholder Shares to be sold by the Selling Stockholder hereunder, free and clear of all encumbrances and adverse claims.

     (d) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under: (x) any statute, any indenture, mortgage, deed of trust, loan agreement, lease, franchise, license or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any property or assets of the Selling Stockholder is subject or any order, rule, regulation, order, agreement or decree of any court or governmental agency or body having jurisdiction over the Selling Stockholder or any of the properties of the Selling Stockholder, or (y) the Selling Stockholders' charter or bylaws or equivalent thereof.

     (e) No consent, approval, authorization or order of, or any filing or declaration with any governmental body is required for the consummation by the Selling Stockholder of the transactions on its part contemplated herein; provided, however, that no representation or warranty is made with respect to any state securities or Blue Sky laws or the rules of the National Association of Securities Dealers, Inc. (the "NASD").

     (f) On the effective date of the Registration Statement, the date of the Prospectus and on the Closing Date, the information with respect to the Selling Stockholder included in the Registration Statement and the Prospectus under the caption "Selling Stockholder," in the first, fourth and fifth paragraphs and the first line in the table immediately following the fifth paragraph under the caption "Plan of Distribution" and elsewhere therein with respect

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to the number of Selling Stockholder Shares to be sold, did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; such information constitutes the only information in the Registration Statement and the Prospectus provided by the Selling Stockholder.

     (g) On the date that the Prospectus was filed with the Commission as part of the Registration Statement or the date the Prospectus is filed with the Commission pursuant to Rule 424(b) (if required), and at all times subsequent to and including the Closing Date, all information with respect to the Selling Stockholder included in the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto) under the caption "Selling Stockholder," in the first, fourth and fifth paragraphs and the first line in the table immediately following the fifth paragraph under the caption "Plan of Distribution," and elsewhere therein with respect to the number of Selling Stockholder Shares to be sold, did or will comply with all applicable provisions of the Act and the rules and regulations thereunder and did or will contain all statements required to be stated therein in accordance with the Act and the rules and regulations thereunder.

     5. Agreements of the Company and the Selling Stockholder. The Company (as to Sections 5(a)-(i)) and the Selling Stockholder (only as to Sections 5(f) and
(h)) covenant and agree with the Placement Agent as follows:

     (a) The Company will not, either prior to the effective date of the Registration Statement or thereafter during such period as the Prospectus would be required by law to be delivered in connection with sales of the Company Shares or the Selling Stockholder Shares by an underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Placement Agent and the Selling Stockholder within a reasonable period of time prior to the filing thereof and neither the Placement Agent nor the Selling Stockholder shall not have objected thereto in good faith.

     (b) The Company will notify the Placement Agent and the Selling Stockholder promptly, and will confirm such advice in writing, (1) when any post-effective amendment to the Registration Statement becomes effective, (2) of any request by the securities or other governmental authority (including, without limitation, the Commission) of any jurisdiction for amendments or supplements to the Registration Statement or the Prospectus or for additional or supplemental information, (3) of the issuance by any securities or other governmental authority (including, without limitation, the Commission) of any jurisdiction of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (4) of the happening of any event during the period mentioned in Section 5(a) that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and (5) of receipt by the Company or any representative or attorney of the Company of any other communication from the securities or other governmental authority (including, without limitation, the Commission) of any jurisdiction

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relating to either the Registration Statement or the Prospectus. If at any time any securities or other governmental authority (including, without limitation, the Commission) of any jurisdiction shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment.

     (c) If, at any time when a Prospectus relating to the Shares is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would, in the judgment of counsel to the Company, counsel to the Placement Agent or counsel to the Selling Stockholder, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended or supplemented, would, in the judgment of counsel to the Company, counsel to the Placement Agent or counsel to the Selling Stockholder, include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if for any other reason it is necessary, in the judgment of counsel to the Company, counsel to the Placement Agent or counsel to the Selling Stockholder, at any time to amend or supplement the Prospectus or the Registration Statement to comply with the Act or the rules and regulations thereunder, the Company will promptly notify the Placement Agent and the Selling Stockholder and, subject to
Section 5(a) hereof, will promptly prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will deliver to the Placement Agent and the Selling Stockholder, without charge, such number of copies thereof as each of the Placement Agent and the Selling Stockholder may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Placement Agent and the Selling Stockholder.

     (d) The Company will furnish to the Placement Agent and the Selling Stockholder, without charge, (i) a copy of the registration statement described in Section 3(a) hereof and each pre-effective amendment thereto, including all exhibits thereto, and any registration statement filed pursuant to Rule 462(b) and (ii) so long as a prospectus relating to the Shares is required to be delivered under the Act, as many copies of the Prospectus or any amendment or supplement thereto as the Placement Agent and the Selling Stockholder may reasonably request.

     (e) The Company will comply with all the undertakings contained in the Registration Statement and shall file, on a timely basis, with the Commission, the NYSE and any other securities exchange on which the securities of the Company are then listed, all periodic and other reports and documents required to be filed under the Exchange Act.

     (f) Prior to the sale of the Company Shares and the Selling Stockholder Shares to the Investors, the Company and the Selling Stockholder will cooperate with the Company's counsel in connection with the registration or qualification of the Company Shares and the Selling Stockholder Shares for offer and sale under the state securities or Blue Sky laws of such jurisdictions as the Placement Agent may request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject. The Company will advise the Placement Agent and the Selling Stockholder promptly of the suspension of the qualification or registration of (or any exemption relating to) the Company Shares or the Selling Stockholder Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceedings for such purpose, and in the event of the issuance of any order suspending such qualification or registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible time.

     (g) As soon as practicable, but in any event not later than 45 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company will make generally available to its security holders, in the manner specified in Rule 158(b) under the Act and to the Placement Agent, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of Section 11(a) of the Act and Rule 158(a) under the Act, which statement need not be audited unless required by the Act or the rules and regulations thereunder, covering a period of at least 12 consecutive months after the effective date of the Registration Statement.

     (h) Neither the Company nor the Selling Stockholder will, at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Company Shares or the Selling Stockholder Shares.

     (i) The Company will apply the net proceeds from the offering and sale of the Company Shares substantially in the manner set forth in the Prospectus under the caption "Use of Proceeds."

     You may waive in writing the performance by the Company or the Selling Stockholder of any one or more of the foregoing covenants or extend the time for their performance.

     6. Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay all costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholder under this Agreement, including but not limited to costs and expenses of or relating to (1) the preparation, printing and filing of the Registration Statement (including each pre- and post-effective amendment thereto) and exhibits thereto, any registration statement filed pursuant to Rule 462(b) under the Act, the Prospectus and any amendment or supplement to the Prospectus, including all fees, disbursements and other charges of counsel to the Company, (2) the preparation and delivery of certificates representing the Shares, (3) furnishing (including costs of shipping and mailing) such copies of the Registration Statement (including all pre- and post-effective amendments thereto) and the Prospectus, and all amendments and supplements to the Prospectus, as may reasonably be requested for use in connection with the direct placement of the Shares, (4) the listing of the Shares on the NYSE, (5) any filings required to be made by the Placement Agent with the NASD and the registration or qualification of the Shares for offer and sale under the state securities or Blue Sky laws of such jurisdictions designated pursuant to Section 5(f), including the reasonable fees, disbursements and other charges of counsel to the Company in connection therewith and with the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (6) fees, disbursements and other charges of counsel to the Company and the Company's independent public or certified public accountants and other advisors, (7) all expenses incident to the issuance and delivery of the Shares (including all printing and engraving costs), (8) all fees and expenses of the registrar and transfer agent of the Common Stock, (9) all necessary issue, transfer and other stamp taxes in connection with the delivery of the Shares and (10) all other fees, costs and expenses referred to in Item 13 of Part II of the Registration Statement. Notwithstanding the foregoing, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company shall not be required to pay for any of the Placement Agent's expenses other than those related to the qualification of the Shares under state securities or Blue Sky laws and those incident to securing any required review by the NASD of the terms of the sale of the Shares, which shall be paid by the Company as provided above. In addition, notwithstanding the foregoing, the Company shall not be required to pay for any Placement Fee related to the Selling Stockholder Shares and disbursements of the Selling Stockholder's outside counsel, outside accountants, investment bankers and financial consultants, if any.

     7. Conditions to the Obligations of the Placement Agent. The obligations of the Placement Agent hereunder are subject to the following conditions:

     (a) Notification that the Registration Statement has become effective shall be received by the Placement Agent not later than 1:00 p.m., Eastern time, on the date of this Agreement or at such later date and time as shall be consented to by the Placement Agent and all filings required by Rules 424 and 430A under the Act shall have been made.

     (b) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceedings for that purpose shall be pending or threatened by any securities or other governmental authority (including, without limitation, the Commission), (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by any securities or other governmental authority (including, without limitation, the Commission), (iii) any request for additional information on the part of the staff of any securities or other governmental authority (including, without limitation, the Commission) shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Placement Agent and the Selling Stockholder and neither the Placement Agent nor the Selling Stockholder objected thereto in good faith, and the Placement Agent and the Selling Stockholders shall have each received certificates, dated the Closing Date and signed by the President and Chief Executive Officer of the Company, and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and (iii) above.

     (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the financial condition or results of operations of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and
(ii) neither the Company nor any Subsidiary shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Placement Agent any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares to Investors at the public offering price.

     (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or the Subsidiaries or any of its officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling decision or finding would have a material adverse effect on the Company or any Subsidiaries.

     (e) Each of the representations and warranties of the Company contained herein shall be true and correct at the Closing Date, as if made on such date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.

     (f) The Placement Agent shall have received:

          (i) The opinions, dated as of the Closing Date, of Silver, Freedman & Taff, L.L.P., counsel for the Company, addressed to the Placement Agent and the Selling Stockholder, substantially in the form attached hereto as
     Exhibit 1.

          Such counsel shall also state that on the basis of such counsel's review and participation in conferences in connection with the preparation of the Registration Statement and the Prospectus, such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Closing Date, including any document incorporated by reference in the Registration Statement, as the case may be (other than the financial statements, pro forma financial data, other financial and statistical data and related schedules therein, as to which such counsel need express no statement) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date, including any document incorporated by reference in the Prospectus (other than the financial statements, pro forma financial data, other financial and statistical data and related schedules therein, as to which such counsel need express no statement) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of the Closing Date, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date (other than the financial statements, pro forma financial data, other financial and statistical data and related schedules therein, as to which such counsel need express no statement) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          In rendering the above opinions, counsel may rely (i) as to matters of law other than federal law, upon the opinion or opinions of local counsel provided that the extent of such reliance is specified in such opinion and that such counsel shall state that such opinion or opinions of local counsel are satisfactory to them and they believe they and the Underwriters are justified in relying thereon and (ii) as to matters of fact, upon the representations of the Company contained in this Agreement and upon certificates of officers of the Company and of public officials.

          (ii) The opinion, dated the Closing Date, of Irwin L. Gubman, general counsel for the parent corporation of the Selling Stockholder, addressed to the Placement Agent and the Company, to the effect that:

               (A) The Selling Stockholder has full right, power and authority to enter into this Agreement, the execution, delivery and performance of this Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, which breach, violation or default is reasonably likely to have a material adverse effect on the performance of such Selling Stockholder's obligations hereunder, nor will such actions result in any violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder, and, except for the registration of the Selling Stockholder Shares under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase of the Selling Stockholder Shares by the Investors and the placement of such shares by the Placement Agent, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body (except for those consents, approvals, authorizations, orders, filings or registrations, which, if not secured, filed or registered, as applicable, would not have a material adverse effect on the performance of such Selling Stockholder's obligations hereunder) is required for the execution, delivery and performance of this Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby;

               (B) This Agreement has been duly executed and delivered by the Selling Stockholder;

               (C) This Agreement constitutes a valid and binding agreement of the Selling Stockholder, enforceable in accordance with its terms subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditor's rights generally;

               (D) Immediately prior to the date of this Agreement, the Selling Stockholder had full right, power and authority to sell, assign, transfer and deliver the Selling Stockholder Shares; and

               (E) When the Selling Stockholder Shares are delivered against payment therefor in accordance with the terms of this Agreement, all rights of the Selling Stockholder in the Selling Stockholder Shares will be transferred to the Investors and, in addition, each Investor will acquire its interest in the Selling Stockholder Shares to be acquired by it free of any adverse claim.

          Such counsel shall also state that on the basis of such counsel's review and participation in conferences in connection with the preparation of the information under the caption "Selling Stockholder" and the first, fourth and fifth paragraphs and the first line in the table immediately following the fifth paragraph under the caption "Plan of Distribution" in the Registration Statement and the Prospectus, such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Closing Date, including any document incorporated by reference in the Registration Statement, as the case may be (other than the financial statements, pro forma financial data, other financial and statistical data and related schedules therein, as to which such counsel need express no statement) contained an untrue statement of a material fact relating to the Selling Stockholder or omitted to state a material fact relating to the Selling
     Stockholder required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date, including any document incorporated by reference in the Prospectus (other than the financial statements, pro forma financial data, other financial and statistical data and related schedules therein, as to which such counsel need express no statement) contained an untrue statement of a material fact relating to the Selling Stockholder or omitted to state a material fact relating to the Selling Stockholder necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of the Closing Date, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date (other than the financial statements, pro forma financial data, other financial and statistical data and related schedules therein, as to which such counsel need express no statement) contains an untrue statement of a material fact relating to the Selling Stockholder or omits to state a material fact relating to the Selling Stockholder necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

     (g) At the Closing Date, there shall be furnished to the Placement Agent and the Selling Stockholder a certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, to the effect that:

               (A) Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects.

               (B) Each of the covenants required herein to be performed by the Company on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the delivery of such certificate has been duly, timely and fully complied with.

               (C) No stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to their knowledge, are contemplated by the Commission.

               (D) Subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change in the financial condition or results of operations of the Company or the Subsidiaries, except as set forth in or contemplated by the Prospectus.

     (h) The Shares shall be qualified for sale in such states as the Placement Agent may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date.

     (i) The Shares shall have been approved for listing on the NYSE.

     (j) At the Closing Date, there shall be furnished to the Placement Agent and the Company a certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Selling Stockholder, to the effect that:

               (A) Each of the representations and warranties of the Selling Stockholder contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects.

               (B) Each of the covenants required herein to be performed by the Selling Stockholder on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Selling Stockholder on or prior to the delivery of such certificate has been duly, timely and fully complied with.

     (k) The NASD shall have raised no objection to the fairness and reasonableness of the underwriting or placement agency terms and agreements if such terms and agreements are subject to the review of NASD.

     8. Indemnification.

     (a) The Company agrees to indemnify and hold harmless the Placement Agent, the Selling Stockholder, each officer and director of the Placement Agent and the Selling Stockholder, and each other person, if any, who controls the Placement Agent or the Selling Stockholder within the meaning of the Act, against any losses, claims, damages or liabilities to which the Placement Agent or the Selling Stockholder or such persons may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus, including any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading in light of the circumstances under which they were made, or (iii) any act or failure to act or any alleged act or failure to act by the Placement Agent or the Selling Stockholder in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arising out of or based upon matters covered by clause (i) or (ii) above, and will reimburse the Placement Agent or the Selling Stockholder and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable (1) in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in the Registration Statement or the Prospectus, including any amendments or supplements thereto, in reliance upon and in conformity with written information furnished to the Company by the Placement Agent or the Selling Stockholder specifically for use therein or (2) in the case of any matter covered by clause (iii) above to the extent that it is determined in a final judgment by a court of competent jurisdiction that such losses, claims, damages or liabilities resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Placement Agent or the Selling Stockholder through their gross negligence or willful misconduct. The Company, the Placement Agent and the Selling Stockholder agree that the information under the caption "Selling Stockholder," the first, fourth and fifth paragraphs and the first line in the table immediately following the fifth paragraph under the caption "Plan of Distribution" and the number of Selling Stockholder Shares to be sold appearing elsewhere in the Prospectus constitute the only information provided in writing by the Selling Stockholder and that the information under the caption "Plan of Distribution" constitutes the only information provided in writing by the Placement Agent.

     (b) The Selling Stockholder agrees to indemnify and hold harmless the Company, the Placement Agent, each officer and director of the Company and the Placement Agent, and each other person, if any, who controls the Company or the Placement Agent within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse any legal or other expenses reasonably incurred by the Company, the Placement Agent or any such control person in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Selling Stockholder will be liable to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder specifically for use therein; provided, further, that the aggregate amount of the Selling Stockholder's liability under this section shall not exceed the gross proceeds received by it from the sale of the Selling Stockholder Shares. The Company, the Placement Agent and the Selling Stockholder agree that the information set forth under the caption "Selling Stockholder," the first, fourth and fifth paragraphs and the first line in the table immediately following the fifth paragraph under the caption "Plan of Distribution" and the number of Selling Stockholders Shares to be sold appearing elsewhere in the Prospectus constitute the only information provided in writing by the Selling Stockholder.

     (c) The Placement Agent agrees to indemnify and hold harmless the Company, the Selling Stockholder and each officer and director of the Company and the Selling Stockholder and each other person, if any, who controls the Company or the Selling Stockholder within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or the Selling Stockholder may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse any legal or other expenses reasonably incurred by the Company or the Selling Stockholder or any such control person in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Placement Agent will be liable to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by Placement Agent specifically for use therein. The Company, the Selling Stockholder and the Placement Agent agree that the information set forth under the caption "Plan of Distribution" constitutes the only information provided in writing by the Placement Agent.

     (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity or contribution may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a), (b) or (c) or contribution provided for in Section 8(e) shall be available with respect to a proceeding to any party who shall fail to give notice of such proceeding as provided in this Section 8(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party otherwise than on account of the provisions of Section 8(a), (b) or (c). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay promptly as incurred the reasonable fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm at any time for all such indemnified parties. Such firm shall be designated in writing by the Placement Agent (if it or any of its control persons are to be indemnified) or Selling Stockholder (if it or any of its control persons are to be indemnified) and shall be reasonably satisfactory to the Company in the case of parties indemnified pursuant to
Section 8(a), shall be designated in writing by the Company (if it or any of its control persons are to be indemnified) or the Placement Agent (if it or any of its control persons are to be indemnified) and shall be reasonably satisfactory to the Selling Stockholder in the case of parties indemnified pursuant to
Section 8(b) and shall be designated in writing by the Company (if it or any of its control persons are to be indemnified) or the Selling Stockholder (if it or any of its control persons are to be indemnified) and shall be reasonably satisfactory to the Placement Agent in the case of parties indemnified pursuant to Section 8(c). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

     (e) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under Section 8(a), (b) or
(c) above in respect of any
losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholder and the Placement Agent from the offering contemplated hereby. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Selling Stockholder and the Placement Agent in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Stockholder and the Placement Agent shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholder bears to the Placement Fee, in each case as set forth on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Placement Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholder and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this
Section 8(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereto) referred to above in this Section 8(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(e), the Placement Agent shall not be required to contribute any amount in excess of the Placement Fee applicable to the Shares and the Selling Stockholder shall not be required to contribute any amount in excess of the gross proceeds received by it from the sale of the Selling Stockholder Shares; and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (f) The obligations of the Company, the Selling Stockholder and the Placement Agent under this Section 8 shall be in addition to any liability which they may otherwise have.

     9. Termination.

     (a) The obligations of the Placement Agent under this Agreement may be terminated at any time prior to the Closing Date, by notice to the Company and the Selling Stockholder from the Placement Agent, without liability on the part of the Placement Agent to the Company if, prior to delivery and payment for the Shares, in the sole judgment of the Placement Agent (i) trading in the Common Stock of the Company shall have been suspended by the Commission or by the NYSE, (ii) trading in securities generally on the NYSE, the American Stock Exchange, or the Nasdaq National Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on any of such exchanges, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by any of such exchanges or by order of the Commission or any court or other governmental authority, (iii) a general banking moratorium shall have been declared by Federal or New York or California state authorities or (iv) any material adverse change in the financial or securities markets in the United States or declaration by the United States of a national emergency or war shall have occurred, the effect of any of which is such as to make it, in the sole judgment of the Placement Agent, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus and this Agreement.

     (b) The obligations of the Company and the Selling Stockholder under this Agreement (except those specified in Section 11 hereof) may be terminated at any time after November 17, 1999, if the closing of the purchase of all of the Shares has not occurred.

     10. Notices. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 1840 Gateway Drive, San Mateo, California 94404, Attention: David A. Heaberlin, Executive Vice President and Chief Financial Officer or (b) if to the Placement Agent, at the office of the Placement Agent, 1001 19th Street North, Arlington, Virginia 22209, Attention: William Ginivan or (c) if to the Selling Stockholder, at the office of Imperial Credit Industries, Inc., 23550 Hawthorne Boulevard, Building 1, Suite 110, Torrance, California 90505, Attention: Irwin L. Gubman, Esq., General Counsel.

     11. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company and its officers, the Selling Stockholder and the Placement Agent set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company or any of its officers or directors, the Selling Stockholder, the Placement Agent or any control person referred to in Section 8 hereof and (ii) delivery of and payment for any of the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     12. Successors. This Agreement shall inure to the benefit of and shall be binding upon the Placement Agent, the Selling Stockholder, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnification and contribution contained in Sections 8(a) and (d) of this Agreement shall also be for the benefit any person or persons who control the Placement Agent or the Selling Stockholder within the meaning of the Act, (ii) the indemnification and contribution contained in Sections 8(b) and (d) of this Agreement shall also be for the benefit of any person or persons who control the Company or the Placement Agent within the meaning of the Act, and
(iii) the indemnification and contribution contained in Sections 8(c) and (d) of this Agreement shall also be for the benefit of any person or persons who control the Company or the Selling Stockholder within the meaning of the Act. No Investor shall be deemed a successor because of such purchase.

     13. Headings. Section headings in this Agreement are for convenience of reference only, do not constitute a part of this Agreement, and shall not affect its interpretation.

     14. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company, the Selling Stockholder and the Placement Agent.

     15. Applicable Law. The validity and interpretations of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any provisions relating to conflicts of laws.

     16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             [SIGNATURES APPEAR ON FOLLOWING PAGE; REMAINDER OF THIS
                         PAGE LEFT INTENTIONALLY BLANK]

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement between the Company, the Selling Stockholder and the Placement Agent in accordance with its terms.

                                Very truly yours,

                               BAY VIEW CAPITAL CORPORATION




                               By: /s/ Edward H. Sondker
                                  ----------------------------------------
                                     Name:   Edward H. Sondker
                                     Title:  President and Chief
                                              Executive Officer


                               FMAX HOLDINGS, L.L.C.

                               By:  Imperial Credit Industries, Inc., Managing
                                         Member


                               By: /s/ Irwin L. Gubman
                                  ----------------------------------------
                                      Name:  Irwin L. Gubman
                                      Title: General Counsel


The foregoing Placement Agency Agreement is hereby confirmed and accepted as of the date first above written.

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.



By:  /s/ Karen K. Edwards
     ---------------------------------
     Name:  Karen K. Edwards
     Title: Managing Director